Exhibit 10.4

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***].

AMENDMENT NO. 3 TO

LICENSE AGREEMENT

THIS AMENDMENT NO. 3 to License Agreement No. 651-01.LIC (“AMENDMENT NO. 3”), effective as of August 17, 2004 (the “THIRD AMENDMENT DATE”), is entered into by and between Arizona Science & Technology Enterprises d/b/a Arizona Technology Enterprises, an Arizona limited liability company having its principal place of business at 699 S. Mill Avenue, Tempe, AZ 85281 (“AzTE”), acting on behalf of and for THE ARIZONA BOARD OF REGENTS and ARIZONA STATE UNIVERSITY, of Tempe, Arizona (“ASU”) and SEATTLE GENETICS, INC., a corporation organized under the laws of Delaware having its principal place of business located at 21823 30th Drive S.E., Bothell, WA 98021 (“LICENSEE”).

RECITALS

WHEREAS, ASU and SGI entered into License Agreement No. 651-01.LIC dated as of February 3, 2000, as subsequently amended on February 18, 2000 and March 14, 2002 (collectively, the “LICENSE AGREEMENT”);

WHEREAS, the parties now wish to amend the LICENSE AGREEMENT on the terms set forth herein;

NOW THEREFORE, in consideration of the mutual covenants set forth below, the parties amend the LICENSE AGREEMENT and otherwise agree as follows (with all capitalized terms used but not defined herein having the meanings set forth in the LICENSE AGREEMENT):

AGREEMENT

1. ASU acknowledges and agrees that ASU’s [***]. ASU acknowledges and agrees that the LICENSEE [***] with respect to products utilizing or incorporating [***].

2. Section 2.5 of the LICENSE AGREEMENT is amended and restated to read in its entirety as follows:

“2.5 This Agreement and grant of license hereunder are subject to the terms and conditions contained throughout this Agreement.”

3. Section 5.1.1 of the LICENSE AGREEMENT is amended and restated to read in its entirety as follows:

“The LICENSEE shall pay to ASU the following fees:

(a) Within [***] of the THIRD AMENDMENT DATE, a [***] of [***] ($[***]).

(b) Beginning in [***], an [***] until expiration of the last to expire of the VALID CLAIMS within ASU’s PATENT RIGHTS. For purposes of illustration, the [***] payment schedule shall be as follows:

[***]

CONFIDENTIAL

3. The provisions of Sections 5.2-5.14, 9.1, 9.2, 9.4 and 9.5 of the LICENSE AGREEMENT shall apply only to [***], and not [***]. Articles 8 and 14 and Sections 5.1.3 and 5.1.4 of the LICENSE AGREEMENT are deleted in their entireties.

4. This AMENDMENT NO. 3 is effective for all purposes as of the THIRD AMENDMENT DATE. Except as otherwise expressly modified by this AMENDMENT NO. 3, the LICENSE AGREEMENT remains in full force and effect in accordance with its terms.

5. This AMENDMENT NO. 3 may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

6. [***] (as defined in the LICENSE AGREEMENT) pursuant to a [***]. [***] represents and warrants that it has all necessary power and authority to [***] in entering into this AMENDMENT NO. 3, which shall be binding and enforceable in all respects with regard to [***].

[Signature page follows]

[***] Confidential treatment has been requested with respect to the omitted portions.

Confidential	-2-

IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 3 to be executed by their respective duly authorized officers as of the THIRD AMENDMENT DATE.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
(Signature)

Name:	Clay B. Siegall, Ph.D.

Title:	President and Chief Executive Officer

ARIZONA SCIENCE & TECHNOLOGY ENTERPRISES

By:	/s/ Peter Slate
(Signature)

Name:	Peter Slate

Title:	Chief Executive Officer